Inventories	12 Months Ended
Mar. 31, 2025
Classes of current inventories [abstract]
Inventories

Note 8 — Inventories

	As of March 31,
	2025	2024
Raw materials	$49,956	$—
Work-in-process	44,719	—
Finished goods	46,904	60,383
Less: Write down of finished goods	(46,904)	—
Inventories, net	$94,675	$60,383

Inventories as of March 31, 2025 consisted of raw materials and work-in-progress that consist of chemicals and compounds used in our development of ViraxImmune. Finished goods inventories consists of ViraxClear and ViraxVet test kits stored in a warehouse operated by a third party and were written down due to the expiration of the products. There was no inventory write down during the year ended March 31, 2024. This was expensed to cost of goods sold. During the years ended March 31, 2025, 2024 and 2023, inventories expensed to cost of revenue were $59,398, $105,829, and $9,926, respectively.